American Beacon DoubleLine Select Income Fund

American Beacon DoubleLine Floating Rate Fund

Supplement dated May 1, 2026, to the Prospectus dated February 23, 2026, as previously amended or supplemented

On page 45 of the Prospectus, under the heading “Fund Management - The Manager,” the paragraph preceding the sub-heading “Contractual Expense Limitations,” is deleted in its entirety and replaced with the following:

A discussion of the Board’s consideration and approval of the Management Agreement between the Trust, on behalf of the American Beacon DoubleLine Floating Rate Fund, and the Manager and the Investment Advisory Agreement among the Trust, on behalf of the American Beacon DoubleLine Floating Rate Fund, the sub-advisor and the Manager is available in Item 11 of the American Beacon DoubleLine Floating Rate Fund’s Form N-CSR as filed with the SEC for the fiscal year ended August 31, 2025. A discussion of the Board’s consideration and approval of the Management Agreement between the Trust, on behalf of the American Beacon DoubleLine Select Income Fund, and the Manager and the Investment Advisory Agreement among the Trust, on behalf of the American Beacon DoubleLine Select Income Fund, the sub-advisor and the Manager will be available in Item 11 of the American Beacon DoubleLine Select Income Fund’s Form N-CSR as filed with the SEC for the fiscal year ended March 31, 2026.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

20260501-DLSI-PRO